Exhibit 10.1

FORM OF
STOCK SUBSCRIPTION AGREEMENT
UNION NATIONAL FINANCIAL CORPORATION

5,000 Shares 5% Non-Cumulative Non-Voting Convertible Perpetual Preferred Stock, Series A par value $0.25 per share $1,000 per share

Submit Subscription Agreement to:	Union National Financial Corporation
Attn: Mark D. Gainer, Chairman, President, and CEO 570 Lausch Lane, Suite 300 Lancaster, PA 17601

Ladies/Gentlemen:

(I/We) (hereinafter referred to as the “Undersigned”) subscribe and agree to purchase the following number of shares of capital stock of Union National Financial Corporation (the “Company”) as follows:

Type of Stock (the “Shares”)	Number of Shares		Price per Share	Total Purchase Price*
5% Non-Cumulative Non-Voting Convertible Perpetual Preferred Stock, Series A**	__________	X	$1,000	$ __________

*	The minimum purchase of Convertible Preferred Stock is $25,000.
**	The maximum purchase of Convertible Preferred Stock by any single purchaser or multiple purchasers undercontrol of the same person is $1,000,000.

Enclosed is the Undersigned’s check, bank draft or money order made payable in United States currency to the order of “Union National Financial Corporation” or an authorization for withdrawal of collected funds on deposit at Union National Community Bank in the amount of the Total Purchase Price. The Shares should be issued in the name(s) and sent to the address appearing at the end of this subscription agreement.

The Subscription Agreement shall be accepted and become an agreement binding on the Company, only if and when executed in the name and on behalf of the Company and when notice of execution and acceptance (which may be a copy or similar counterpart hereof) is mailed to the Undersigned.  The Subscription Agreement is binding after acceptance by the Company upon the heirs, estate, legal representatives, assigns and successors of the Undersigned and shall survive the death, disability, or dissolution of the Undersigned.

Subscription Agreement is Irrevocable
Once submitted to the Company, you will have no ability to revoke, cancel, terminate, alter or otherwise change the Subscription Agreement, except that you will have no obligation to pay the Company if your Subscription Agreement is rejected, in whole or in part, by the Company.

Non-Transferability
Neither this Subscription Agreement nor any interest therein may be transferred or assigned to any person.

Sale of Shares

The sale of Shares for which you have subscribed shall not occur until the Company has advised you in writing that it has accepted your Subscription Agreement and received the purchase price in cleared funds. The Company reserves the right, in its sole discretion and for any reason whatsoever, to reject any Subscription Agreement in whole or in part.

Entire Subscription Agreement and Governing Law
The Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the purchase of the shares.  The Subscription Agreement shall be governed by the laws of the Commonwealth of Pennsylvania applicable to contracts made and wholly performed in that jurisdiction and without giving effect to conflict of laws provisions.  In the event there is any conflict between the Memorandum and any supplements thereto and this Subscription Agreement, the terms set forth in the Memorandum and any supplements thereto shall be controlling.

Representations and Warranties
In consideration for the Company accepting my Subscription Agreement, I make the following representations and warranties to the officers, directors and control persons of the Company.  The representations, warranties and other information that I have provided to the Company are true and accurate as of the date hereof.  If any of the representations, warranties or information becomes inaccurate at any time prior to acceptance by the Company of the Subscription Agreement, I promptly will give written notice to the Company at its principal place of business explaining which representations, warranties or information have become inaccurate and the reasons therefor.

1.
I received and read a copy of the Private Placement Memorandum dated September 16, 2009 and any supplement thereto, including all exhibits attached thereto and documents incorporated by reference therein.

2.
I have completed the attached Investment Questionnaire and represent to the officers and directors and control persons of the Company that I am an Accredited Investor as that term is defined in Rule 501(a) of U.S. Securities & Exchange Commission (“SEC”) Regulation D or have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the prospective investment or my personal representative has such experience in financial and business matters;

3.	I agree, within 10 days of receipt of a written request, to provide the Company with a current personal financial statement.

4.
I have received from the Company all documents that I requested relating to information described or referenced in the Memorandum and the Company has provided answers to all of my questions concerning the offering of Shares.  In evaluating the suitability of an investment in the Shares, I have not relied upon any representations or other information (whether oral or written) except that set forth in the Memorandum or clarified by any documents or answers to questions furnished to me by the Company. In addition, I have had an opportunity to discuss my investment in the Shares with representatives of the Company.

5.
I am acquiring the Shares for my own account solely for investment purposes and not with a view toward resale, offer for sale, or for sale in connection with the distribution or transfer thereof.  I am not submitting this Subscription Agreement for purposes of subdivision or fractionalization thereof.  I have no contract nor do I contemplate entering into a contract, undertaking, pledge, arrangement or plan with any other person to sell, hypothecate, pledge, donate or otherwise transfer to any such person any portion of the Subscription Agreement or the Shares that may be issued by the Company in reliance upon the representations and warranties contained in the Subscription Agreement.

6.	I represent that, if the subscriber is a corporation, partnership, trust or other entity, the entity was not formed for the specific purpose of acquiring the Shares.

7.	I am over 18 years of age, am a resident of the United States and maintain my principal residence at the address indicated herein.

8.
I have adequate financial resources and can meet all current and foreseeable needs and can afford the entire loss of my investment in the Shares.  I have no present need for liquidity of this investment or receipt of dividends or distributions.

9.
I agree not to sell or otherwise dispose of my Shares unless the Shares either have been registered under the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws, or, in the opinion of counsel acceptable to the Company, an exemption from the registration requirements of the 1933 Act and state securities laws is available.

10.	I agree that the following legend shall be placed on the certificate evidencing ownership of the Shares to be issued to me, and I agree to abide by the terms described therein:

“THESE SECURITIES HAVE BEEN SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”),  AND RULE 506 OF SEC REGULATION D AND ARE DEEMED TO BE ‘RESTRICTED SECURITIES’ AND SUBJECT TO THE HOLDING PROVISIONS OF SEC RULE 144.  THESE SECURITIES CANNOT BE TRANSFERRED ABSENT A REGISTRATION STATEMENT FOR THE SECURITIES HAVING BEEN DECLARED EFFECTIVE UNDER SECTION 5 OF THE 1933 ACT OR RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE FOR THE TRANSFER.”

11.
If this Agreement is executed on behalf of a corporation, partnership, trust or other entity, I represent that I have been duly authorized to execute this Subscription Agreement and all other instruments in connection with the purchase of the Shares and my signature is binding upon such corporation, partnership, trust or other entity.  The Company retains the right to request the production of an appropriate certificate for said authorization.

[Remainder of Page Intentionally Left Blank]

Subscriber Acknowledgements

1.
I acknowledge that the Shares have not been registered under the 1933 Act or any state securities laws and the Offering has not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed on the merits, adequacy or accuracy of this offering.  I further acknowledge that neither the SEC nor any state securities commission has made any finding or determination as to the fairness of the offering.

2.
I acknowledge that the Shares are not deposits of Union National Community Bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency and are subject to investment risk, including the possible loss of my entire investment.

3.
I acknowledge that the Shares are being offered in reliance upon an exemption from registration under the 1933 Act and, as a result, are subject to specific restrictions on resale and transfer imposed by federal law.

4.
I understand that purchase of the Shares involves risks as more particularly described in the “Risk Factors” section of the Memorandum.  At the present time, I can afford the entire loss of my investment.

5.
I understand that the Memorandum or documents referenced in the Memorandum contain forward-looking statements and information relating to the Company based on the beliefs of, and certain assumptions made by, the Company’s management.  I recognize that future events are subject to various risks and uncertainties relating to operations, results of operations and growth of the Company.  If one or more of these risks materialize or should any or all of the underlying assumptions prove to be incorrect, I understand that the actual results or outcomes may vary materially from those described in the Memorandum as “anticipated, believed, estimated, expected, or intended.”

STOCK SUBSCRIPTION AGREEMENT
UNION NATIONAL FINANCIAL CORPORATION
5% Non-Cumulative Non-Voting Convertible
Perpetual Preferred Stock, Series A
Signature Page

IN WITNESS WHEREOF THIS  __________________________ DAY OF __________________________, 2009, the Undersigned subscribes to purchase the shares identified in this Subscription Agreement for the Total Purchase Price in the following manner (choose one):

Individually	❒	Corporation	❒

Tenants by the entireties (each must sign)	❒	Accepted and Executed by:

Joint tenants with right of survivorship (each must sign)	❒	(Authorized Signature)

Tenants in common (each must sign)	❒	(Print Name and Title)

In Partnership	❒	(Address, City, State, Zip)

As custodian, trustee or agent for:	❒	(EIN Number)

(Print Name)

(SSN or EIN)

Subscribed to by:

(Signature of Subscriber)	(Signature of Co-Subscriber)

(Printed Name of Subscriber)	(Printed Name of Co-Subscriber)

(SSN or EIN of Subscriber)	(SSN or EIN of Co-Subscriber)

(Title, if applicable)	(Address, City, State, Zip)

(Street Address)	(EIN Number)

(City, State and Zip Code)

(Telephone Number)

Accepted by Union National Financial Corporation

By:

(Print Name and Title)